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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           --------------------------



Date of Report (Date of earliest event reported): March 31, 1998
                                                 ----------------


                         INTERMEDIA COMMUNICATIONS INC.
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)



             Delaware                                59-2913586
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   (State or other jurisdiction                   (I.R.S. Employer
 of incorporation or organization)               Identification No.)



                                     0-20135
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                            (Commission File Number)


3625 Queen Palm Drive, Tampa, Florida                  33619-1309
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(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code (813) 829-0011
                                                   ----------------
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Item 2.  Acquisition or Disposition of Assets

                  On March 31, 1998, Intermedia Communications Inc. ("Intermedia") consummated its acquisition of the Long Distance Savers group of companies ("LDS"). Pursuant to that certain Acquisition Agreement dated as of December 17, 1997 among Intermedia and the Sellers listed on Schedule A thereto, Intermedia acquired LDS for a purchase price of approximately $153 million (of which approximately $137 million was paid by delivering approximately 2.68 million shares of Intermedia Common Stock, par value $.01 per share, and approximately $16 million was paid in cash) plus the retirement of approximately $15 million of LDS's long-term debt. Intermedia funded the cash portion of the purchase price through its existing cash reserves.

                    LDS is an established regional interexchange carrier, providing long distance services and Internet access to more than 45,000 business subscribers and employing over 100 sales and customer service professionals in Louisiana, Texas, Oklahoma, Mississippi and Florida.

                  Intermedia intends to continue operating LDS's assets as an interexchange carrier providing long distance services and Internet access to various subscribers.

Item 7.  Financial Statements and Exhibits

                  Financial statements with respect to the acquisition of LDS will be filed within 60 days after the date that this current report must be filed.

                  The following Exhibits are filed herewith:

                  Exhibit 2.1 Acquisition Agreement, dated as of December 17, 1997, among Intermedia and the Sellers listed on Schedule A thereto.
                                    Exhibit 2.3 to Amendment No. 1 to
                                    Intermedia's Registration Statement Form
                                    S-3 filed with the Commission on
                                    January 14, 1998 is incorporated herein
                                    by reference.

                  Exhibit 99.1      Press Release dated March 31, 1998.

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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: March 31, 1998


                                    INTERMEDIA COMMUNICATIONS INC.
                                    ------------------------------
                                            (Registrant)



                                 By: /s/ Patricia A. Kurlin
                                     ------------------------------------------
                                     Name:  Patricia A. Kurlin
                                     Title: Vice President and General Counsel

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                                  Exhibit Index


Exhibit No.                       Description
-----------                       -----------

   2.1                            Acquisition Agreement, dated as of
                                  December 17, 1997, among Intermedia and the
                                  Sellers listed on Schedule A thereto. Exhibit
                                  2.3 to Amendment No. 1 to Intermedia's
                                  Registration Statement Form S-3 filed with the Commission on January 14, 1998 is incorporated herein by reference.

  99.1                            Press Release dated March 31, 1998.

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